LORD ABBETT MUNICIPAL INCOME FUND

LORD ABBETT MUNICIPAL INCOME TRUST (the “Funds”)

SUPPLEMENT DATED APRIL 23, 2008 TO THE

STATEMENTS OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2008

(Class A, B, C, F, I, & P Shares)

The following information supplements the section of the Funds’ Statements of Additional Information titled “3. Management of the Funds – Officers”:

Name and Year of Birth	Current Position with Fund/Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Daniel T. Vande Velde (1967)	Vice President	Elected in 2008	Portfolio Manager - Municipals, joined Lord Abbett in 2007; formerly a Portfolio Manager at McDonnell Investment Management (2001-2007).